Exhibit 99.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT, dated as of June 21, 2013 (this "AGREEMENT"), is entered into by and between RED GIANT ENTERTAINMENT, INC., a Nevada corporation (the "COMPANY"), and TYPENEX CO-INVESTMENT, LLC, an Illinois limited liability company, its successors and/or assigns ("BUYER").

                                    RECITALS:

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and/or
Section 4(2) of the 1933 Act.

     B. The Buyer wishes to acquire from the Company, and the Company desires to issue and sell to the Buyer, the Note (as defined below), which Note will be convertible into shares of common stock of the Company, par value $0.0001 per share (the "COMMON STOCK"); and the Warrant (as defined below), upon the terms and subject to the conditions of the Note, the Warrant, this Agreement and the other Transaction Documents (as defined below).

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

     "AFFILIATE" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

     "BUYER'S COUNSEL" means Hansen Black Anderson PLLC.

     "BUYER CONTROL PERSON" means each manager, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

     "CERTIFICATE OF INCORPORATION" means the certificate of incorporation, articles of incorporation or other charter document (howsoever denominated) of the Company, as amended to date.

     "CLOSING DATE" means the date of the closing of the purchase and sale of the Securities.

     "COMPANY CONTROL PERSON" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

     "COMPANY COUNSEL" means the Company's securities or corporate counsel from time to time.

     "COMPANY'S SEC DOCUMENTS" means the Company's filings on the SEC's EDGAR system.

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     "CONVERSION  DATE" means the date a Holder submits a Conversion  Notice, as provided in the Note.

     "CONVERSION NOTICE" has the meaning ascribed to it in the Note.

     "CONVERSION PRICE" has the meaning ascribed to it in the Note.

     "CONVERSION SHARES" has the meaning ascribed to it in the Note.

     "DELIVERY DATE" means (a) the date that Conversion Shares are required to be delivered to Holder under Section 3 or Section 8 of the Note, as applicable, or (b) the date Delivery Shares are required to be delivered to the Holder under the Warrant, as applicable.

     "DELIVERY SHARES" has the meaning ascribed to it in the Warrant.

     "DTC" means the Depository Trust Company.

     "DTC ELIGIBLE" has the meaning ascribed to it in the Note.

     "EFFECTIVE DATE" means the date set forth in the preamble to this Agreement.

     "EXERCISE PRICE" has the meaning ascribed to it in the Warrant.

     "HOLDER" means the Person holding the relevant Securities at the relevant time.

     "INITIAL CASH PURCHASE PRICE" is defined in Section 2.1(a) hereof.

     "LAST AUDITED DATE" means August 31, 2012.

     "MARKET PRICE" has the meaning ascribed to it in the Note.

     "MATERIAL ADVERSE EFFECT" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Note, the Warrant, or any of the other Transaction Documents, (b) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its Subsidiaries, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

     "MATURITY DATE" has the meaning ascribed to it in the Note.

     "NOTICE OF EXERCISE" has the meaning ascribed to it in the Warrant.

     "OUTSTANDING BALANCE" has the meaning ascribed to it in the Note.

     "PERMITTED LIENS" means (a) any Lien (as defined herein) for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (b) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (c) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in

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good  faith by  appropriate  proceedings,  and (d) any Lien  arising  under  the
Transaction Documents in favor of Buyer.

     "PERSON" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

     "PRINCIPAL TRADING MARKET" means (a) the NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or OTCQB, or (g) such other market on which the Common Stock is principally traded at the relevant time, but shall not include OTC Pink (a.k.a., "pink sheets").

     "PURCHASE PRICE" is defined in Section 2.1(a) hereof.

     "REGISTRATION STATEMENT" means a registration statement of the Company under the 1933 Act covering securities of the Company (including Common Stock) on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

     "RULE 144" means (a) Rule 144 promulgated under the 1933 Act or (b) any other similar rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the 1933 Act.

     "SECURITIES" means the Note, the Warrant and the Shares.

     "SHARES" means the shares of Common Stock representing any or all of the Conversion Shares and the Warrant Shares.

     "STATE OF INCORPORATION" means Nevada.

     "SUBSIDIARY" or "SUBSIDIARIES" means, as of the relevant date, any subsidiary or subsidiaries of the Company (whether or not included in the Company's SEC Documents) whether now existing or hereafter acquired or created.

     "TRADING DAY" means any day during which the Principal Trading Market shall be open for business.

     "TRANSACTION DOCUMENTS" means this Agreement, the Note, the Company Security Agreement (defined below), the Transfer Agent Letter (defined below), the Warrant, the Membership Interest Pledge Agreement (defined below), and all other certificates (including without limitation the Secretary's Certificate (defined below), documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time.

     "TRANSFER  AGENT"  means,  at any time,  the transfer  agent for the Common
Stock.

     "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrant.

     "WIRE INSTRUCTIONS" means the wire instructions for the Initial Cash Purchase Price, as provided by the Company, set forth on ANNEX I.

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     2. AGREEMENT TO PURCHASE; PURCHASE PRICE.

     2.1. Purchase.

     (a) Subject to the terms and conditions of this Agreement and the other Transaction Documents, the undersigned Buyer hereby agrees to purchase from the Company a Secured Convertible Promissory Note in the principal amount of $557,500.00 substantially in the form attached hereto as ANNEX II (the "NOTE"). The Note shall be secured by a Security Agreement substantially in the form attached hereto as ANNEX III (the "COMPANY SECURITY AGREEMENT") listing all of the Secured Buyer Notes (defined below) and the Buyer Notes (defined below) as security for the Company's obligations under the Transaction Documents. In consideration thereof, the Buyer shall pay (i) the amount designated as the initial cash purchase price on the Buyer's signature page to this Agreement (the "INITIAL CASH PURCHASE PRICE"), and (ii) issue to the Company the Secured Buyer Notes and the Buyer Notes (the sum of the principal amount of the Secured Buyer Notes and the Buyer Notes, together with the Initial Cash Purchase Price, the "PURCHASE PRICE"). Subject to Section 2.1(d), all of the Secured Buyer Notes shall be secured by the Pledge Agreement substantially in the form attached hereto as ANNEX IV, as the same may be amended from time to time (the "PLEDGE AGREEMENT"). Initially, only the Secured Buyer Notes will be secured by the Pledge Agreement pursuant to the terms and conditions of the Pledge Agreement, the Secured Buyer Notes and this Agreement, but the Buyer Notes may become secured subsequent to the Closing by such collateral and at such time as determined by the Buyer in its sole discretion. The Initial Cash Purchase Price shall be paid to the Company in accordance with the Wire Instructions. The Purchase Price is allocated to the Tranches (as defined in the Note) of the Note and to the Warrant as set forth in the table attached hereto as ANNEX V.

     (b) In consideration for the Purchase Price, the Company shall, at the Closing (defined below):

          (i) execute and deliver to the Buyer the Company Security Agreement;

          (ii) execute and deliver to the Buyer that certain Warrant to Purchase Shares of Common Stock substantially in the form attached hereto as ANNEX VI ("WARRANT");

          (iii) execute and deliver to the Transfer Agent, and the Transfer Agent shall execute to indicate its acceptance thereof, the irrevocable letter of instructions to transfer agent substantially in the form attached hereto as ANNEX VII (the "TRANSFER AGENT LETTER");

          (iv) cause to be executed and delivered to the Buyer a fully executed secretary's certificate and written consent of directors evidencing the Company's approval of the Transaction Documents substantially in the forms attached hereto as ANNEX VIII (together, the "SECRETARY'S CERTIFICATE");

          (v) cause to be executed and delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially in the form attached hereto as ANNEX IX (the "SHARE ISSUANCE RESOLUTION"); and

          (vi) execute and deliver to the Buyer the Membership Interest Pledge Agreement.

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     (c) At the  Closing,  the Buyer  shall  deliver the  Purchase  Price to the
Company by delivering the following: (i) the Initial Cash Purchase Price; (ii) Secured Buyer Note #1 in the principal amount of $100,00.00 duly executed and substantially in the form attached hereto as ANNEX X ("SECURED BUYER NOTE #1");
(ii) Secured Buyer Note #2 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as ANNEX XI ("SECURED BUYER NOTE #2," and together with Secured Buyer Note #1, the "SECURED BUYER NOTES"), (iii) Buyer Note #3 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as ANNEX XII, and (iv) Buyer Note #4 in the principal amount of $100,000.00 duly executed and substantially in the form attached hereto as ANNEX XIII ("BUYER NOTE #2," and together with Buyer Note #1, the "BUYER NOTES").

     (d) At the Closing, the Buyer shall execute the Membership Interest Pledge Agreement ("PLEDGE AGREEMENT"), thereby granting to the Company a security interest in the collateral described therein (the "COLLATERAL"). The Buyer also agrees to file a UCC Financing Statement (Form UCC1) with the Illinois Secretary of State in the manner set forth in the Pledge Agreement in order to perfect the Company's security interest in the Collateral. Notwithstanding anything to the contrary herein or in any other Transaction Document, the Buyer may, in the Buyer's sole discretion, add additional collateral to the Collateral covered by the Pledge Agreement, and may substitute Collateral as the Buyer deems fit, provided that the net fair market value of the substituted Collateral may not be less than the aggregate principal balance of the Secured Buyer Notes as of the date of any such substitution. In the event of a substitution of Collateral, the Buyer shall timely execute any and all amendments and documents necessary or advisable in order to properly release the original collateral and grant a security interest upon the substitute collateral in favor of the Company, including without limitation the filing of an applicable UCC Financing Statement Amendment (Form UCC3) with the Illinois Secretary of State. The Company agrees to sign the documents and take such other measures requested by the Buyer in order to accomplish the intent of the Transaction Documents, including without limitation, execution of a Form UCC3 (or equivalent) termination statement against the Collateral within five (5) Trading Days after written request from Buyer. The Company acknowledges and agrees that the Collateral may be encumbered by other monetary liens in priority and/or subordinate positions. The intent of the parties is that the net fair market value of the Collateral (less any other prior liens or encumbrances) will be equal to or greater than the aggregate outstanding balances of the Secured Buyer Notes. To the extent the fair market value of the Collateral (less any other liens or encumbrances) is less than the total outstanding balance of all the Secured Buyer Notes, then the Collateral will be deemed to only secure those Secured Buyer Notes with an aggregate outstanding balance that is less than or equal to such net fair market value of the Collateral, applied in numerical order of the Secured Buyer Notes. By way of example only, if the fair market value of the Collateral is determined by appraisal to be $400,000 and the Collateral is encumbered by $300,000 of prior liens, then the net fair market value for purposes of this section is $100,000 ($400,000 - $300,000). Accordingly, the Collateral will be deemed to secure only Secured Buyer Note #1 and Secured Buyer Note #2 shall be deemed unsecured. If the Collateral is subsequently appraised for $400,000 with all prior liens removed, then the Collateral will automatically be deemed to secure Secured Buyer Notes #1 and #2.

     2.2. Form of Payment; Delivery of Securities. The purchase and sale of the Securities shall take place at a closing (the "CLOSING") to be held at the offices of the Buyer on the Closing Date. At the Closing, the Company will deliver the Transaction Documents to the Buyer against delivery by the Buyer to the Company of the Initial Cash Purchase Price and the Secured Buyer Notes and the Buyer Notes, as set forth in Section 2.1(c) above.

     2.3. Purchase Price. The Note carries an original issue discount of $50,000.00 (the "OID"). In addition, the Company agrees to pay $7,500.00 to the Buyer to cover the Buyer's legal fees, accounting costs, due diligence,

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monitoring and other  transaction costs incurred in connection with the purchase and sale of the Securities (the "TRANSACTION EXPENSE AMOUNT"), all of which amount is included in the initial principal balance of the Note. The Purchase Price, therefore, shall be $500,000.00, computed as follows: $557,500.00 original principal balance, less the OID, less the Transaction Expense Amount. The Initial Cash Purchase Price shall be the Purchase Price less the sum of the initial principal amounts of the Secured Buyer Notes and the Buyer Notes.

     3. BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

     3.1. Binding Obligation. The Transaction Documents to which the Buyer is a party and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer. This Agreement has been executed and delivered by the Buyer, and this Agreement is, and each of the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer (if necessary), will be valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     3.2. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Regulation D.

     4. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that:

     4.1. Rights of Others Affecting the Transactions. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Documents.

     4.2. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act. The Company has not taken and will not take any action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Common Stock is quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

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     4.3. Authorized Shares.

     (a) The authorized capital stock of the Company consists of 100,000,000 shares of preferred stock, $0.0001 par value per share, no shares of which have been issued, and 900,000,000 shares of Common Stock, $0.001 par value per share, of which approximately 434,922,000 are outstanding.

     (b) Other than as set forth in the Company's SEC Documents, there are no outstanding securities which are convertible into or exchangeable for shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

     (c) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. After considering all other commitments that may require the issuance of Common Stock, the Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date, were (i) the Note issued and fully converted on that date and (ii) the Warrant issued and fully exercised on that date.

     (d) The Shares have been duly authorized by all necessary corporate action on the part of the Company as of or prior to the Closing in accordance with the terms of this Agreement, and, when issued on conversion of, or in payment of interest on the Note in accordance with the terms thereof, or upon exercise of the Warrant in accordance with the terms thereof, as applicable, will have been duly and validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and will not subject the Holder thereof to personal liability by reason of being a Holder.

     (e) The Conversion Shares and Warrant Shares are enforceable against the Company and the Company presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares or the Warrant Shares.

     4.4. Transaction Documents and Stock. This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note, the Company Security Agreement, the Warrant, and each of the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     4.5. Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, the issuance of the Securities in accordance with the terms hereof and thereof, and the consummation by the Company of the other transactions contemplated by this Agreement, the Note, the Company Security Agreement, the Warrant, and the other Transaction Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (a) the Certificate of Incorporation or bylaws of the Company, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (c) to the Company's knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the

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Company or any of the  Company's  properties  or assets,  except such  conflict, breach or default which would not have or result in a Material Adverse Effect.

     4.6. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     4.7. Filings; Financial Statements. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension. As of their respective dates, the financial statements of the Company included in the Company's SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the Company's SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

     4.8. Absence of Certain Changes. Since the Last Audited Date, there has been no Material Adverse Effect. Since the Last Audited Date, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (b) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (c) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (d) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of business consistent with past practices;
(e) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business;
(f) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (g) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

     4.9. Full Disclosure. There is no fact known to the Company or that the Company should know after having made all reasonable inquiries (other than conditions known to the public generally or as disclosed in the Company's SEC Documents since the Last Audited Date) that has not been disclosed in writing to

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the Buyer  that would  reasonably  be  expected  to have or result in a Material
Adverse Effect.

     4.10. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which the Company or any of its properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.11. Absence of Events of Default. Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (a) its Certificate of Incorporation or bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (b) any material mortgage, indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

     4.12. Absence of Certain Company Control Person Actions or Events. None of the following has occurred during the past five (5) years with respect to a Company Control Person:

     (a) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he or she was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two (2) years before the time of such filing;

     (b) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (c) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

          (i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) engaging in any type of business practice; or

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
          (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

     (d) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) calendar days the right of such Company Control Person to engage in any activity described in Section 4.12(c)) above, or to be associated with Persons engaged in any such activity; or

     (e) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

     4.13. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Transaction Documents or the Company's most recently filed SEC Documents (Form 10-K or 10-Q) or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (a) change the Certificate of Incorporation or bylaws of the Company, each as currently in effect, with or without stockholder approval, which change would reduce or otherwise adversely affect the rights and powers of the stockholders of the Common Stock, or (b) materially or substantially change the business, assets or capital of the Company, including its interests in Subsidiaries.

     4.14. No Integrated Offering. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

     4.15. Dilution. Each of the Company and its executive officers and directors is aware that the number of shares of Common Stock issuable upon the execution of this Agreement, the conversion of the Note and exercise of the Warrant, or pursuant to the other terms of the Transaction Documents may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become stockholders) of the Company. The Company specifically acknowledges that its obligations to issue (a) the Conversion Shares upon a conversion of the Note, and (b) the Warrant Shares upon an exercise of the Warrant, are binding upon the Company and enforceable regardless of the dilution such issuances may have on the ownership interests of other stockholders of the Company, and the Company will honor such obligations, including honoring every Conversion Notice and Notice of Exercise, unless the Company is subject to an injunction (which injunction was not sought by the Company or any of its directors or executive officers) prohibiting the Company from doing so.

     4.16. Fees to Brokers, Placement Agents and Others. With respect to any brokerage commissions, placement agent or finder's fees or similar payments that will or would become due and owing by the Company to any Person as a result of this Agreement or the transactions contemplated hereby ("BROKER FEES"), any such

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
Broker Fees will be made in full compliance with all applicable laws and regulations and only to a Person that is a registered investment adviser or registered broker-dealer. The Buyer shall have no obligation with respect to any such Broker Fees or with respect to any claims made by or on behalf of other
Persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of the Buyer, the Buyer's employees, officers, directors, stockholders, managers, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys' fees) and expenses suffered in respect of any such claimed or existing fees.

     4.17. Disclosure. All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents or in the Company's SEC Documents or other public filings provided by or on behalf of the Company to the Buyer is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or any of their business, properties, prospects, operations or financial conditions, which under applicable laws, rules or regulations, requires public disclosure or announcement by the Company or any such Subsidiary.

     4.18. Confirmation. The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Purchase Price by the Buyer to the Company which would make any of the Company's representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such events or circumstances, specifying which representations or warranties are affected and the reasons therefor.

     4.19. Title. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances except as have been disclosed to the Buyer.

     4.20. Intellectual Property.

     (a) Ownership. The Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights ("INTELLECTUAL PROPERTY") necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company's business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property, other than in the ordinary course of its business.

     (b) No Breach by Employees. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company's business as presently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company of which it is aware.

     4.21. No Shell Company. The Company is not, nor has it ever been, the type of "issuer" defined in Rule 144(i)(1) under the 1933 Act (a "SHELL COMPANY"). The Company acknowledges and agrees that (a) it is essential to the Buyer that the Buyer be able to sell Common Stock the Buyer receives under the Note or Warrant in reliance on Rule 144, (b) if the Company were or ever had been a Shell Company, any Common Stock received by the Buyer under the Note or Warrant could not be sold in reliance on Rule 144 (at least without satisfying additional conditions), and (c) Buyer is relying on the truth and accuracy of the Company's representation in the foregoing sentence and the availability of Rule 144 with respect to Buyer's selling of Common Stock in entering into this Agreement, purchasing the Note and receiving the Warrant.

     4.22. Environmental Matters.

     (a) No Violation. There are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (b) No Hazardous Materials. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

     (c) No Storage Tanks. There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

     5. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     5.1. Covenants and Acknowledgements of the Buyer.

     (a) Transfer Restrictions. The Buyer acknowledges that (i) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as included in an effective Registration Statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     (b) Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act, and may be sold in accordance with an effective Registration Statement, or until such Securities can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Notwithstanding the foregoing, the Company acknowledges and agrees that any such legend shall be removed from all certificates for DTC Eligible Common Stock delivered to Holder or Holder's broker under the Transaction Documents as such Common Stock is cleared and converted into electronic shares by the DTC, and nothing contained herein shall be interpreted to the contrary.

     5.2. Covenants, Acknowledgements and Agreements of the Company. As a condition to the Buyer's obligation to purchase the Securities contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company's obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

     (a) Filings. From the date hereof until the date that is six (6) months after all the Conversion Shares and Warrant Shares either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144 (the "REGISTRATION PERIOD"), the Company shall timely make all filings required to be made by it under the 1933 Act, the 1934 Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the Principal Trading Market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC's EDGAR system (via the SEC's web site at no additional charge), the Company shall provide a copy thereof to the Buyer promptly after such filings. Without limiting the foregoing, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. Additionally, within four (4) Trading Days following the date of this Agreement, the Company shall file a current report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and approved by the Buyer and attaching the material Transaction Documents as exhibits to such filing. The Company shall further redact all confidential information from such Form 8-K. Additionally, the Company shall furnish to the Buyer, so long as the Buyer owns any Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such Securities pursuant to Rule 144 without registration.

     (b) Reporting Status. So long as the Buyer beneficially owns Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (c) Listing. The Common Stock shall be listed or quoted for trading on any of (i) the NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the OTC Bulletin Board, (vi) the OTCQX or (vii) the OTCQB. The Company shall promptly secure the listing of all of the Conversion Shares and Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents. The Company shall comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market and/or the Financial Industry Regulatory Authority, Inc. ("FINRA") or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) calendar days after the later of (I) the date on which the Note has been converted or paid in full, and (II) the date on which the Warrant has been exercised in full (or the date on which the Warrant has expired).

     (d) Use of Proceeds. The Company shall use the net proceeds received hereunder for working capital and general corporate purposes only; PROVIDED, HOWEVER, the Company will not use such proceeds to pay fees payable (i) to any broker or finder relating to the offer and sale of the Note and/or the Warrant, or (ii) to any other party relating to any financing transaction effected prior to the Closing Date.

     (e) Publicity, Filings, Releases, Etc. Neither party shall disseminate any information relating to the Transaction Documents or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "PUBLICITY"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. In furtherance of the foregoing, the Company shall provide to the Buyer's Counsel a draft of the first current report on Form 8-K or a quarterly or annual report on Form 10-Q or 10-K, as the case may be, intended to be made with the SEC which refers to the Transaction Documents or the transactions contemplated thereby as soon as practicable (but at least two (2) Trading Days before such filing will be made) and shall not include in such filing (or any other filing filed before then) any statement or statements or other material to which the Buyer reasonably objects, unless in the reasonable opinion of counsel to the Company such statement is legally required to be included. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Documents in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this subsection).

     (f) FINRA Rule 5110. In the event that the Corporate Financing Rule 5110 of FINRA is or becomes applicable to the transactions contemplated by the Transaction Documents or to the sale by a Holder of any of the Securities, then the Company shall, to the extent required by such rule, timely make any filings and cooperate with any broker or selling stockholder in respect of any consents, authorizations or approvals that may be necessary for FINRA to timely and expeditiously permit the Holder to sell the Securities.

     (g) Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     (h) Corporate Existence. The Company shall (i) do all things necessary to remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; (ii) preserve and keep in full force and effect all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged;
(iii) continue to engage in business of the same general type as conducted as of the date hereof; and (iv) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

     (i) Taxes. The Company shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.

     (j) Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, "REQUIREMENTS") of all governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect; PROVIDED, HOWEVER, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

     (k) Litigation. From and after the date hereof and until all of the Company's obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company involving a claim in excess of $100,000.00.

     (l) Performance of Obligations. The Company shall promptly and in a timely fashion perform and honor all demands, notices, requests and obligations that exist or may arise under the Transaction Documents.

     (m) Failure to Make Timely Filings. The Company agrees that, if the Company fails to timely file on the SEC's EDGAR system any information required to be filed by it, whether on a Form 10-K, Form 10-Q, Form 8-K, Proxy Statement or otherwise so as to be deemed a "REPORTING ISSUER" with current public information under the 1934 Act, the Company shall be liable to pay to the Holder, in addition to any other available remedies in the Transaction Documents, an amount based on the following schedule (where, for purposes of this subsection, "NO. TRADING DAYS LATE" refers to each Trading Day after the latest due date for the relevant filing):

                                       Late Filing Payment For
                                         Each $10,000.00 of
     No. Trading Days Late         Outstanding Principal of the Note
     ---------------------         ---------------------------------

               1                           $100.00
               2                           $200.00
               3                           $300.00
               4                           $400.00
               5                           $500.00
               6                           $600.00
               7                           $700.00
               8                           $800.00
               9                           $900.00
              10                           $1,000.00
             >10                           $1,000.00 + $200.00 for each Trading
                                           Day late beyond 10

The Company shall pay any payments incurred under this subsection in immediately available funds upon demand by the Holder; PROVIDED, HOWEVER, that the Holder making the demand may specify that the payment shall be made in shares of Common Stock at the Conversion Price applicable to the date of such demand. If the payment is to be made in shares of Common Stock, such shares shall be considered Conversion Shares under the Note, with the "DELIVERY DATE" for such shares being determined from the date of such demand. The demand for payment of such amount in shares of Common Stock shall be considered a "CONVERSION NOTICE" under the Note (but the delivery of such shares shall be in payment of the amount contemplated by this subsection and not in payment of any principal or interest on the Note).

     (n) Share Reserve. In order to allow for, as of the relevant date of determination, the conversion of the entire Outstanding Balance into Common Stock and the delivery of Warrant Shares necessary for a complete exercise of the Warrant, the Company shall take all action necessary from time to time to reserve for the benefit of the Holder the number of authorized but unissued shares of Common Stock equal to the amount calculated as follows (such calculated amount is referred to as the "SHARE RESERVE"): (i) three times the higher of (A) the Outstanding Balance divided by the Conversion Price, and (B) the Outstanding Balance divided by the Market Price, plus (ii) three times the number of Delivery Shares that would be required to be delivered to the Holder in order to effect a complete exercise of the Warrant pursuant to the terms thereof. If at any time the Share Reserve is less than required herein, the Company shall immediately increase the Share Reserve in an amount equal to no less than the deficiency. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call a special meeting of the stockholders as soon as practicable after such occurrence, but in no event later than thirty (30) calendar days after such occurrence, and hold such meeting as soon as practicable thereafter, but in no event later than sixty (60) calendar days after such occurrence, for the sole purpose of increasing the number of authorized shares of Common Stock. The Company's management shall recommend to the Company's stockholders to vote in favor of increasing the number of authorized shares of Common Stock. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this subsection. All calculations with respect to determining the Share Reserve shall be made without regard to any limitations on conversion of the Note or exercise of the Warrant.

     (o) DTC Eligibility. For so long as any portion of the Note remains outstanding, or any portion of the Warrant remains unexercised, the Company shall cause its Common Stock to be and remain DTC Eligible. In the event the Common Stock is not DTC Eligible, or the Company delivers non-DTC Eligible Shares to the Buyer pursuant to a conversion of all or any portion of the Note under Section 3 of the Note, then in addition to any other available remedies, the outstanding principal balance of the Note shall automatically increase by an amount equal to the decline in Value (as defined below) of the applicable Shares, if any, between the Delivery Date for such Shares and the date that such Shares become Free Trading (as defined in the Note), without the need for any additional action or notice by Buyer or any other party. The Company agrees to use it best efforts to cause such shares to become Free Trading. "VALUE", as used in this Section, shall mean the five (5) Trading Day trailing average VWAP (as defined in the Note) for the Shares.

     (p) Anti-Dilution Certification. For so long as any portion of the Note remains outstanding, the Company shall deliver to the Buyer, within two (2) Trading Days of a written request by the Buyer, a certification in the form attached hereto as ANNEX XIV whereby the Company shall notify the Buyer of a Dilutive Issuance (as defined in the Note) or any other event(s) that occurred during the previous month that triggers anti-dilution protection or other adjustments to the applicable Conversion Price or Exercise Price (each an "ANTI-DILUTION EVENT"), or, if no Anti-Dilution Event has occurred, certifying to the Buyer that no Anti-Dilution Event has occurred since the Effective Date.

     (q) Change in Nature of Business. The Company shall not directly or indirectly engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company on the date of this Agreement or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose if such modification may have a material adverse effect on any rights of, or benefits to, the Holder under any of the Transaction Documents.

     (r) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

     (s) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

     (t)  Restriction  on  Redemption.   The  Company  shall  not,  directly  or
indirectly, redeem or repurchase its capital stock without the prior express written consent of the Holder.

     (u) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired, whether in a single transaction or a series of related transactions, other than
(i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights supported by fair market value consideration as determined in the reasonable discretion of the board of directors or the Chief Executive Officer of the Company or its Subsidiary, as the case may be, or (ii) sales of inventory in the ordinary course of business.

     (v) Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow, grant, or suffer to exist any mortgage, lien, pledge, charge, security interest, tax lien, judgment, or other encumbrance (collectively, "LIENS"), upon the property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries, other than Permitted Liens.

     (w) Intellectual Property. The Company shall not, and the Company shall not permit any of its Subsidiaries, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.

     (x) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a person that is not an Affiliate thereof.

     (y) Certain Negative Covenants of the Company. From and after the date hereof and until all of the Company's obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), the Company shall not:

          (i) Transfer, assign, sell, pledge, hypothecate or otherwise alienate or encumber any of the Secured Buyer Notes or the Buyer Notes in any way without the prior written consent of the Buyer.

          (ii) Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company, or amend or modify any agreement related to any of the foregoing, except on terms that are no less favorable, in any material respect, than those obtainable from any person or entity who is not an Affiliate of the Company.

          (iii) So long as the Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, pay cash dividends or distributions on any equity securities of the Company or of its Subsidiaries.

     (z) Piggyback Registrations. Until all of the Company's obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired), the Company shall notify the Buyer in writing at least fifteen (15) Trading Days prior to the filing of any Registration Statement for purposes of a public offering of securities of the Company (including, but not limited to, Registration Statements relating to secondary offerings of securities of the Company) and will afford the Buyer an opportunity to include in such Registration Statement all or part of the Shares it holds. If the Buyer desires to include in any such Registration Statement all or any part of the Shares held by it, the Buyer shall, within fifteen (15) Trading Days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Shares by the Buyer. In the event the Buyer desires to include less than all of its Shares in any Registration Statement it shall continue to have the right to include any Shares in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (aa) Rule 144 Opinion. Either counsel to the Company has delivered to the Buyer an opinion letter, or the Company shall accept, in its reasonable discretion, an opinion letter prepared by legal counsel of Buyer's choosing (in either case, the "OPINION LETTER"), stating that (i) the Company is not a shell company or the type of "issuer" defined in Rule 144(i)(1) under the 1933 Act (a "SHELL COMPANY"), (ii) the Company has never been a Shell Company, (iii) the Company is in compliance with all filing requirements under Rule 144 as of the date hereof, and (iv) the Shares may be sold by the Buyer without any restrictions pursuant to Rule 144, so long as the applicable holding period specified by Rule 144 is satisfied, and, as applicable, the Company shall give instructions to its Transfer Agent to issue shares of Common Stock upon conversion of the Note based upon or otherwise consistent with such Opinion Letter.

     (bb) Transfer Agent Reserve. From and after the date hereof and until all of the Company's obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (or otherwise expired):

          (i) the Company shall initially require its Transfer Agent to establish a reserve of 94,052,089 shares of authorized but unissued Common Stock; PROVIDED, HOWEVER, that pursuant to Subsection (v) immediately below, the Company shall at all times after the end of the first calendar quarter following the date hereof require its Transfer Agent to establish a reserve of shares of authorized but unissued Common Stock in an amount not less than the Share Reserve (the "TRANSFER AGENT RESERVE");

          (ii) the Company shall require its Transfer Agent to hold the Transfer Agent Reserve for the exclusive benefit of the Holder and shall authorize the Transfer Agent to issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder only (subject to subsection (iii) immediately below);

          (iii) the Company shall cause the Transfer Agent to agree that when the Transfer Agent issues shares of Common Stock to the Holder pursuant to the Transaction Documents, the Transfer Agent will not issue such shares from the Transfer Agent Reserve, unless such issuance is pre-approved in writing by the Holder;

          (iv) the Company shall cause the Transfer Agent to agree that it will not reduce the Transfer Agent Reserve under any circumstances, unless such reduction is pre-approved in writing by the Holder;

          (v) no less frequently than at the end of each calendar quarter, the Company shall recalculate the Transfer Agent Reserve as of such time (each a "TRANSFER AGENT RESERVE CALCULATION"), and if additional shares of Common Stock are required to be added to the Transfer Agent Reserve pursuant to subsection (i) immediately above, the Company shall immediately give written instructions to the Transfer Agent to cause the Transfer Agent to set aside and increase the Transfer Agent Reserve by the necessary number of shares of Common Stock; and

          (vi) no less frequently than quarterly, the Company shall certify in writing to the Holder (A) the correctness of the Company's Transfer Agent Reserve Calculation and (B) that either (1) the Company has instructed the Transfer Agent to increase the Transfer Agent Reserve in accordance with the terms hereof, or (2) there was no need to increase the Transfer Agent Reserve, in either case consistent with the Transfer Agent Reserve Calculation.

For the avoidance of any doubt, the requirements of this Section 5.2 are material to this Agreement and any violation or breach thereof by the Company shall constitute a default under this Agreement.

     6. TRANSFER AGENT.

     6.1. Instructions. The Company covenants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 5.1(a) hereof, the Company will give the Transfer Agent no instructions inconsistent with the Transfer Agent Letter. Except as required by Sections 5.1(a) and 5.1(b) of this Agreement and the Transfer Agent Letter, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. Nothing in this subsection shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (i)(B) of Section 5.1(a) of this Agreement is not required under the 1933 Act or upon request from a Holder while an applicable Registration Statement is effective, the Company shall (except as provided in clause (ii) of Section 5.1(a) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares or the Warrant Shares, as may be applicable, use its best efforts to cause the Transfer Agent to promptly deliver to the Holder or the Holder's broker, as applicable, such Conversion Shares or Warrant Shares by way of certificates representing DTC Eligible Common Stock.

     6.2. DTC Eligible. The Company specifically covenants that, as of the Closing Date, the Common Stock shall be DTC Eligible. If at any time that the Company receives a Conversion Notice or Notice of Exercise and the Common Stock is not then DTC Eligible, then the Company shall instruct the Transfer Agent to immediately issue one or more certificates for non-DTC Eligible Common Stock without legend in such name and in such denominations as specified by the Holder consistent with the terms and conditions of the Transaction Documents.

     6.3. Transfer Fees. The Company shall assume any fees or charges of the Transfer Agent or Company Counsel regarding (a) the removal of a legend or stop transfer instructions with respect to the Securities, and (b) the issuance of certificates to or in the name of the Holder or the Holder's designee or to a transferee as contemplated by an effective Registration Statement.

     7. DELIVERY OF SHARES.

     7.1. Delay in Issuing Shares. The Company understands that a delay in the delivery of Conversion Shares, whether on conversion of all or any portion of the Note and/or in payment of accrued interest, or a delay in the delivery of Warrant Shares, whether on exercise of all or any portion of the Warrant, beyond the relevant Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, in addition to any other available remedies in the Transaction Documents, the Company shall pay late payments to the Holder for late delivery of the Conversion Shares or Warrant Shares in accordance with the following schedule (where, for purposes of this subsection, "NO. TRADING DAYS LATE" is defined as the number of Trading Days beyond three
(3) Trading Days after the applicable Delivery Date):

                                     Late Payment for Each $10,000.00
                                 of Principal or Interest Being Converted
                                   under the Note or Aggregate Exercise
      No. Trading Days Late              Price under the Warrant
      ---------------------              -----------------------
               1                                  $100.00
               2                                  $200.00
               3                                  $300.00
               4                                  $400.00
               5                                  $500.00
               6                                  $600.00
               7                                  $700.00
               8                                  $800.00
               9                                  $900.00
              10                                  $1,000.00
              >10                                 $1,000.00 + $200.00 for each
                                                  Trading  Day Late beyond 10

As elected by the Holder, the amount of any payments incurred under this Section
7.1 shall either be automatically added to the principal balance of the Note (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand. Nothing herein shall limit the Holder's right to pursue additional damages for the Company's failure to issue and deliver the Conversion Shares or Warrant Shares, as applicable, to the Holder within a reasonable time. The Company acknowledges that if the Company fails to effect delivery of the Conversion Shares or the Warrant Shares as and when required, the Holder may revoke the Conversion Notice or Notice of Exercise pursuant to the terms set forth in the Note or the Warrant, as applicable. Notwithstanding any such revocation, the charges described in this Section 7.1 which have accrued through the date of such revocation shall remain due and owing to the Holder.

     7.2. Buy-In Adjustment. If, by the third Trading Day after the relevant Delivery Date, the Company fails for any reason to deliver the Conversion Shares, but at any time after the Delivery Date, the Holder purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "COVERING SHARES") in order to make delivery in satisfaction of a sale of Common Stock by the Holder (the "SOLD SHARES"), which delivery such Holder anticipated to make using the shares of Common Stock to be issued upon such conversion or exercise (a "BUY-IN"), the Holder shall have the right to require the Company to pay to the Holder, in addition to and not in lieu of the amounts contemplated in other provisions of the Transaction Documents, including, but not limited to, the provisions of the immediately preceding Section 7.1, the Buy-In Adjustment Amount (as defined below). The "BUY-IN ADJUSTMENT AMOUNT" is the amount equal to the number of Sold Shares multiplied by the excess, if any, of (i) the Holder's total purchase price per share (including brokerage commissions, if any) for the Covering Shares over (ii) the net proceeds per share (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000.00 to cover a Buy-In with respect to shares of Common Stock the Holder sold for net proceeds of $10,000.00, the Buy-In Adjustment Amount which Company will be required to pay to the Holder will be $1,000.00.

     7.3. Bankruptcy. The Holder of the Note shall be entitled to exercise the Holder's conversion privilege with respect to such Note, and exercise privilege with respect to the Warrant, notwithstanding the commencement of any case under 11 U.S.C. ss.101 et seq. (the "BANKRUPTCY CODE"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of such Holder's exercise privileges. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of the conversion of the Note or exercise of the Warrant. The Company agrees, without cost or expense to such Holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. ss.362.

     8. CLOSING DATE.

     8.1. The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 9 and 10 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

     8.2. Closing of the purchase and sale of the Securities, which the parties anticipate shall occur concurrently with the execution of this Agreement, shall occur at the offices of the Buyer and shall take place no later than 3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

     9. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The Company's obligation to sell the Securities to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Company:

     9.1. The execution and delivery of this Agreement and, as applicable, the other Transaction Documents by the Buyer, including without limitation, the original fully executed Secured Buyer Notes and Buyer Notes.

     9.2. Delivery by the Buyer of good funds as payment in full of an amount equal to the Initial Cash Purchase Price in accordance with this Agreement.

     9.3. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date.

     9.4. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     10.  CONDITIONS  TO  THE  BUYER'S  OBLIGATION  TO  PURCHASE.   The  Buyer's
obligation to purchase the Securities from the Company pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

     10.1. The execution and delivery of this Agreement, the Company Security Agreement, the Transfer Agent Letter, the Secretary's Certificate, the Share Issuance Resolution, and, as applicable, the other Transaction Documents by the Company.

     10.2. The delivery by the Company to the Buyer of the Note and the Warrant, each in original form, duly executed by the Company, in accordance with this Agreement.

     10.3. On the Closing Date, each of the Transaction Documents executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder.

     10.4. The Company shall have authorized and reserved for the purpose of issuance under the Transaction Documents shares of Common Stock in an amount no less than the Share Reserve as of the Closing Date.

     10.5. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date.

     10.6. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     10.7. From and after the date hereof up to and including the Closing Date, each of the following conditions will remain in effect: (a) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (b) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (c) no minimum prices shall have been established for securities traded on the Principal Trading Market; (d) there shall not have been any material adverse change in any financial market; and (e) there shall not have occurred any Material Adverse Effect.

     10.8. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained (a) all governmental approvals required in connection with the lawful sale and issuance of the Securities, and (b) all third party approvals required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents by the Company or the performance of the Company's obligations thereunder.

     10.9. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer.

     11. INDEMNIFICATION.

     11.1. The Company agrees to defend, indemnify and forever hold harmless the Buyer and the Buyer's stockholders, directors, officers, managers, members, partners, Affiliates, employees, attorneys, and agents, and each Buyer Control Person (collectively, the "BUYER PARTIES") from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "DAMAGES"), joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this subsection (the "INDEMNIFIED PARTIES") shall have the right to defend any such action or proceeding with attorneys of their own selection, and the Company shall be solely responsible for all costs and expenses related thereto. If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

     11.2. The indemnity contained in this Agreement shall be in addition to (a) any cause of action or similar rights of the Buyer Parties against the Company or others, and (b) any other liabilities the Company may be subject to.

     12. PERFORMANCE. The Company, upon receipt of a Conversion Notice concerning a Conversion Eligible Tranche (as defined in the Note) or a Notice of Exercise, (a) may not fail or refuse to deliver shares or certificates representing shares of Common Stock in accordance with the terms and conditions of the Transaction Documents, or (b) if there is a claim for a breach by the Company of any other provision of this Agreement or any of the other Transaction Documents, the Company shall not raise as a legal defense to performance any claim that the Holder or anyone associated or affiliated with the Holder has violated any provision hereof or any of the other Transaction Documents or has engaged in any violation of law or any other claim or defense, in either case, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal amount and, if relevant, then obtained a court order specifically directing it not to deliver such shares or certificates to the Holder. The proceeds of such bond shall be payable to the Holder to the extent that the Holder obtains judgment or the Holder's defense is recognized. Such bond shall remain in effect until the completion of the relevant proceeding and, if the Holder appeals therefrom, until all such appeals are exhausted. This provision is deemed incorporated by reference into each of the Transaction Documents as if set forth therein in full.

     13. OWNERSHIP LIMITATION. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then the Company must not issue to the Holder the excess Ownership Limitation Shares (as defined in the Note). For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. By written notice to the Company, the Buyer may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder. Additionally, if at any time after the Closing the Market Capitalization of the Common Stock (as defined in the Note) falls below $10,000,000, then from that point on, for so long as the Holder or the Holder's Affiliate owns Common Stock or rights to acquire Common Stock, the Company shall post (or cause to be posted), no less frequently than every thirty
(30) calendar days, the then-current number of issued and outstanding shares of its capital stock to the Company's web page located at OTCmarkets.com (or such other web page approved by the Holder). The Company understands that its failure to so post its shares outstanding could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company shall pay the Holder a late fee of $500.00 per calendar day for each calendar day that the Company fails to comply with the foregoing obligation to post its shares outstanding. As elected by the Holder, the amount of any late fees incurred under this Section shall either be automatically added to the principal balance of the Note (without the need to provide any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand.

     14. MISCELLANEOUS.

     14.1. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each party hereto hereby (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Cook County, Illinois in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party's address as set forth herein, such service to become effective ten (10) calendar days after such mailing.

     14.2. Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     14.3. Pronouns. All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

     14.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party's executed counterpart of this Agreement (or such party's signature page thereof) will be deemed to be an executed original thereof.

     14.5. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     14.6. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     14.7. Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes and contains the entire agreement and understanding between the parties hereto, and supersedes all prior oral or written agreements and understandings between Buyer, Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

     14.8. Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by Company and Buyer.

     14.9. No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.

     14.10. Currency. All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to US Dollars, unless otherwise explicitly stated to the contrary.

     14.11. Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including the Buyer's financing sources, in whole or in part, without the need to obtain the Company's consent thereto.

     14.12. Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, the Company, for itself and on behalf of its stockholders, officers, agents, and representatives acknowledges and agrees that Buyer's Counsel prepared initial drafts of this Agreement and all of the other Transaction Documents and acted as legal counsel to the Buyer only. The Company, for itself and on behalf of its stockholders, officers, agents, and representatives, (a) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (b) either has sought such legal counsel or hereby waives the right to do so.

     14.13. No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

     14.14. Attorney's Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys' fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court's power to award fees and expenses for frivolous or bad faith pleading.

     14.15. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY'S RIGHT TO DEMAND TRIAL BY JURY.

     14.16. Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies granted in this Agreement or any other Transaction Document, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

     14.17. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     14.18. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation),

     (b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service (with USPS tracking or by certified mail), or

     (c) the second Trading Day after mailing by domestic or international express courier (e.g., FedEx), with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) Trading Days' advance written notice similarly given to each of the other parties hereto):

     If to the Company:

          Red Giant Entertainment, Inc.
          Attn: Benny Powell
          614 E. Hwy 50, Suite 235
          Clermont, Florida 34711

     If to the Buyer:

          Typenex Co-Investment, LLC
          Attn: John M. Fife
          303 East Wacker Drive, Suite 1200
          Chicago, Illinois  60601

     with a copy to (which shall not constitute notice):

          Hansen Black Anderson PLLC
          Attn: Jonathan K. Hansen
          2940 West Maple Loop Drive, Suite 103
          Lehi, Utah 84043
          Telephone: 801.922.5000
          Email: jhansen@HBAfirm.com

     14.19. Cross Default. Any Event of Default (as defined in the Note) shall be deemed a default under this Agreement. Upon such a default of this Agreement by the Company, the Buyer shall have all those rights and remedies available in the Transaction Documents.

     14.20. Expenses. Except as provided in Section 14.14, and except for the Transaction Expense Amount required to be paid by the Company to the Buyer pursuant to Section 2.3, the Company and the Buyer shall be responsible for paying such party's own fees and expenses (including legal expenses) incurred in connection with the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby.

     14.21. Replacement of the Note. Subject to any restrictions on or conditions to transfer set forth in the Note, the Holder of the Note, at such Holder's option, may in person or by duly authorized attorney surrender the same for exchange at the Company's principal corporate office, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor one or more new secured convertible promissory note(s), each in the principal amount requested by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or such Holder's attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. As applicable, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new secured convertible promissory note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on the Note or, if no interest shall have yet been so paid, dated the date of the Note.

14.22. Time of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the other Transaction Documents.

15. SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing hereunder for the maximum time allowed by applicable law, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.



   [Remainder of the page intentionally left blank; signature page to follow]

     IN WITNESS WHEREOF, each of the undersigned parties represents that the foregoing statements made by such party above are true and correct and that such party has caused this Agreement to be duly executed (if an entity, on such party's behalf by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:                  $500,000.00

INITIAL CASH PURCHASE PRICE:     $100,000.00

                                 THE BUYER:

                                 TYPENEX CO-INVESTMENT, LLC

                                 By: Red Cliffs Investments, Inc., its Manager


                                 By: /s/ John M. Fife
                                    --------------------------------------------
                                    John M. Fife, President

                                 THE COMPANY:

                                 RED GIANT ENTERTAINMENT, INC.


                                 By: /s/ Benny R. Powell
                                    --------------------------------------------
                                    Benny R. Powell, President/CEO




                [Signature page to Securities Purchase Agreement]

ATTACHMENTS:

ANNEX I        WIRE INSTRUCTIONS
ANNEX II       NOTE
ANNEX III      COMPANY SECURITY AGREEMENT
ANNEX IV       MEMBERSHIP INTEREST PLEDGE AGREEMENT
ANNEX V        ALLOCATION OF PURCHASE PRICE
ANNEX VI       WARRANT
ANNEX VII      TRANSFER AGENT LETTER
ANNEX VIII     SECRETARY'S CERTIFICATE
ANNEX IX       SHARE ISSUANCE RESOLUTION
ANNEX X        SECURED BUYER NOTE #1
ANNEX XI       SECURED BUYER NOTE #2
ANNEX XII      BUYER NOTE #3
ANNEX XIII     BUYER NOTE #4
ANNEX XIV      FORM OF ANTI-DILUTION CERTIFICATION